Investor Contact:                                                     Media Contact:
Linda Lennox                                                          Christopher Reardon
Director, Investor Relations                                   Manager, Corporate Communications
Tel: (908) 719-4222                                               Tel: (908) 719-4224
E-mail: llennox@nui.com                                       E-mail: creardon@nui.com

For Immediate Release

NUI CORP. DEFERS FISCAL 2004 THIRD QUARTER EARNINGS CONFERENCE CALL

Bedminster, NJ - August 12, 2004 - NUI Corporation (NYSE: NUI) today announced that it has deferred its fiscal 2004 third quarter earnings conference call.

NUI believes that a review of its accounting for deferred taxes needs to be concluded before it can announce earnings or file its Form 10-Q for the third quarter of fiscal 2004.

NUI Corporation, based in Bedminster, NJ, is an energy company that operates natural gas utilities and businesses involved in natural gas storage and pipeline activities.  NUI Utilities' divisions include Elizabethtown Gas in New Jersey, City Gas Company of Florida and Elkton Gas in Maryland.  For more information, visit www.nui.com.

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